EXHIBIT 99.1

WaMu Mortgage Pass-Through Certificates
Series 2004-AR12

Marketing Materials

$1,443,529,000 (Approximate)

Washington Mutual Mortgage Securities Corp.
Depositor and Master Servicer

Washington Mutual Bank, FA
Servicer

RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Preliminary Term Sheet

Date Prepared: October 5, 2004

WaMu Mortgage Pass-Through Certificates, Series 2004-AR12

$1,443,529,000 (Approximate, Subject to +/- 10% Variance)
Publicly Offered Certificates
Adjustable Rate Residential Mortgage Loans

Class (1)	Principal Amount (Approx.)	WAL (Yrs) To Call/Mat (2)	Pmt Window (Mths) To Call/Mat (2)	Interest Rate Type	Tranche Type	Expected Ratings Moody's/S&P

A-1	$200,000,000	2.99/3.13	1-117/1-477	Variable (3)	Senior	Aaa/AAA
A-2a	$593,900,000	2.99/3.13	1-117/1-477	Variable (3)	Senior	Aaa/AAA
A-2b	$104,822,000	2.99/3.13	1-117/1-477	Variable (3)	Senior	Aaa/AAA
A-3	$336,678,000	1.50/1.50	1-44/1-44	Variable (3)	Senior	Aaa/AAA
A-4	$147,249,000	6.41/6.86	44-117/44-477	Variable (3)	Senior	Aaa/AAA
B-1	$33,741,000	5.40/5.72	1-117/1-477	Variable (6)	Subordinate	Aa2/AA
B-2	$16,870,000	5.40/5.72	1-117/1-477	Variable (6)	Subordinate	A2/A
B-3	$10,269,000	5.40/5.72	1-117/1-477	Variable (6)	Subordinate	Baa2/BBB
R	$100	Information Not Provided Hereby			Senior/Residual	Aaa/AAA
X (4)	Notional				Senior IO	Aaa/AAA
APO (5)	$--				Senior PO	Aaa/AAA
B-4	$10,269,000	Privately Offered Certificates			Subordinate	Ba2/BB
B-5	$8,068,000				Subordinate	B2/B
B-6	$5,136,345				Subordinate	NR/NR

Total:

	$1,467,002,445

(1)

Distributions on the Class A, Class X, Class APO and Subordinate Certificates will be derived primarily from a pool of adjustable-rate mortgage loans.  Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(2)	WAL and Payment Window for the Class A, Class B-1, Class B-2 and Class B-3 Certificates are shown to the Option Call Date (as described herein) and to Maturity.
(3)

On each Distribution Date, the Certificate Interest Rate for the Class A Certificates will be equal to the least of (i) One-Month LIBOR plus the related margin (the margin doubles after the first possible Optional Call Date), (ii) the Net WAC Cap (as defined herein) and (iii) [10.50]%.

(4)

For each Distribution Date, the Class X Certificates will accrue interest based on a notional balance equal to the aggregate principal balance of the Mortgage Loans. The Class X Certificates will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess of the (i) weighted average Net Mortgage Rate of the Mortgage Loans over (ii) the weighted average of the Certificate Interest Rates of the Certificates (other than the Class X Certificates), multiplied by a fraction, the numerator of which is the aggregate principal balance of the Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate principal balance of the Mortgage Loans as of the first day of the month prior to such Distribution Date.  The Class X Certificates will not receive distributions of principal.

(5)

The Class APO Certificates will have an initial principal balance equal to zero, which principal balance will be increased to the extent of any Net Deferred Interest from the Mortgage Loans allocated to the Class APO Certificate, as described herein. The Class APO Certificates will not receive distributions of interest.

(6)

For each Distribution Date, the Certificate Interest Rate for the Class B-1, Class B-2 and Class B-3 Certificates will be equal to the least of (i) One-Month LIBOR plus the related margin (in each case, which margin will be multiplied by 1.5 after the first possible Optional Call Date), (ii) the Net WAC Cap and (iii) [10.50]%.

RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Depositor and Master Servicer:	Washington Mutual Mortgage Securities Corp. (“WMMSC”).

Servicer:	Washington Mutual Bank, FA (“WMBFA”).

Co-Lead Managers:	Greenwich Capital Markets, Inc. and WaMu Capital Corp.

Co-Manager:	Bear, Stearns & Co. Inc.

Trustee:	Deutsche Bank National Trust Company.

Rating Agencies:

Moody’s and S&P will rate the Certificates, except the Class B-6 Certificates.  The Class B-6 Certificates will not be rated.  It is expected that the Certificates will be assigned the credit ratings on page 2 of this Preliminary Term Sheet.

Cut-off Date:	October 1, 2004.

Expected Pricing Date:	On or about October [7], 2004.

Closing Date:	On or about October 26, 2004.

Distribution Date:	The 25th of each month (or if such day is not a business day, the next succeeding business day), commencing in November 2004.

Servicing Fee:	[0.375]% per annum of the principal balance of each Mortgage Loans.

Master Servicing Fee:	[0.050]% per annum of the principal balance of each Mortgage Loans.

Certificates:

The “Senior Certificates” will consist of the Class A-1, Class A-2a, Class A-2b, Class A-3, Class A-4 (collectively, the “Class A Certificates”), the Class X, Class APO and the Class R Certificates. The “Subordinate Certificates” will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.  The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the “Certificates.”  The Class A and the Subordinate Certificates are collectively referred to herein as the “LIBOR Certificates.” The Class A, Class X, Class APO, Class B-1, Class B-2 and Class B-3 Certificates (the “Offered Certificates”) are being offered publicly.

Accrued Interest:

The price to be paid by investors for the Class A, Class B-1, Class B-2 and Class B-3 Certificates will not include accrued interest (settling flat).  The price to be paid by investors for the Class X Certificates will include [25] days of accrued interest.

RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Interest Accrual Period:

The interest accrual period for the Class A Certificates for a given Distribution Date will be the period beginning the 25th day of the month immediately preceding the month during which Distribution Date occurs (or, in the case of the first Distribution Date, the Closing Date) and ending on the 24th day of the month during which such Distribution Date occurs (on an actual/360 basis). The interest accrual period for the Class B-1, Class B-2 and Class B-3 Certificates for a given Distribution Date will be the period beginning the 25th day of the month immediately preceding the month during which Distribution Date occurs (or, in the case of the first Distribution Date, the Closing Date) and ending on the 24th day of the month during which such Distribution Date occurs (on a 30/360 basis). The interest accrual period for the Class X Certificates will be on the calendar month prior to such Distribution Date (on a 30/360 basis).

Registration:

The Offered Certificates will be made available in book-entry form through DTC.  It is anticipated that the Offered Certificates will also be made available in book-entry form through Clearstream, Luxembourg and the Euroclear System.

Federal Tax Treatment:

It is anticipated that the Offered Certificates will be treated as REMIC regular interests for federal tax income purposes.  The Class R Certificate will be treated as a REMIC residual interest for tax purposes.

ERISA Eligibility:

The Offered Certificates are expected to be ERISA eligible.  Prospective investors should review with their legal advisors whether the purchase and holding of the Class A Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws.  The Class R Certificate is not expected to be ERISA eligible.

SMMEA Treatment:

The Class A, Class X, Class APO and Class B-1 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA. The Class B-2 and Class B-3 Certificates will not constitute “mortgage related securities” for purposes of SMMEA.

Optional Termination:

The terms of the transaction allow for a termination of the Certificates which may be exercised once the aggregate principal balance of the Mortgage Loans is equal to or less than [5]% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the “Optional Call Date”).

Pricing Prepayment Speed:	The Offered Certificates will be priced to a prepayment speed of [25]% CPR.

RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Mortgage Loans:

As of October 1, 2004, the aggregate principal balance of the mortgage loans described herein is approximately $[1,467,002,445] (the “Mortgage Loans”). The Mortgage Loans consist of conventional, adjustable rate, first lien residential mortgage loans with original terms to maturity of not more than 30 or 40 years.  All the Mortgage Loans accrue interest at a mortgage rate which adjusts monthly (after the initial fixed rate period of generally 1, 2 or 3 months) based upon an Index rate of the 12-month moving average of the monthly yield on United States treasury securities adjusted to a constant maturity of one year (the “MTA”). After the initial fixed interest rate period, the interest rate for each Mortgage Loan will adjust monthly to equal the sum of the related Index and the gross margin.  As of the Cut-off Date, none of the Mortgage Loans were still in their 1-month, 2-month or 3-month fixed rate period.  None of the Mortgage Loans are subject to a periodic rate adjustment cap.  All of the Mortgage Loans are subject to a maximum mortgage rate.

For all of the Mortgage Loans, the minimum monthly payment amount is subject to adjustment on a date specified in the mortgage note and annually on the same date thereafter, subject to the conditions that (i) the amount of the monthly payment will not increase or decrease by an amount that is more than 7.50% of the current monthly payment, (ii) as of the fifth anniversary of the first due date and on the same day every five years thereafter, the monthly payment will be recast without regard to the limitation in clause (i) above and (iii) if the unpaid principal balance exceeds a percentage (either 110% or 125%) of the original principal balance due to deferred interest (the “Negative Amortization Limit”), the monthly payment will be recast without regard to the limitation in clause (i) to amortize fully the then unpaid principal balance over the remaining term to maturity.

Negative amortization on a Mortgage Loan will occur when the monthly payment made by the borrower is less than interest accrued at the current mortgage rate on the unpaid principal balance of the Mortgage Loan (such deficiency, “Deferred Interest”).  The amount of the Deferred Interest is added to the unpaid principal balance of the Mortgage Loan.

Credit Enhancement:	Senior/subordinate, shifting interest structure. The credit enhancement information shown below is subject to final rating agency approval.

Credit enhancement for the Class A Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [5.75]% total subordination.

Credit enhancement for the Class B-1 Certificates will consist of the subordination of the Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [3.45]% total subordination.

Credit enhancement for the Class B-2 Certificates will consist of the subordination of the Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [2.30]% total subordination.

Credit enhancement for the Class B-3 Certificates will consist of the subordination of the Class B-4, Class B-5 and Class B-6 Certificates, initially [1.60]% total subordination.

RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Shifting Interest:

Until the first Distribution Date occurring after November 2014, the Subordinate Certificates will be locked out from receipt of unscheduled principal (net of Deferred Interest) (unless the Class A and Class APO Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below).  After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their increasing portions of unscheduled principal (net of Deferred Interest).

The prepayment percentages on the Subordinate Certificates are as follows:

Periods:	Unscheduled Principal Payments (%)
November 2004 – October 2014	0% Pro Rata Share
November 2014 – October 2015	30% Pro Rata Share
November 2015 – October 2016	40% Pro Rata Share
November 2016 – October 2017	60% Pro Rata Share
November 2017 – October 2018	80% Pro Rata Share
November 2018 and after	100% Pro Rata Share

Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles (from the initial credit enhancement) unscheduled principal payments (net of Deferred Interest) will be paid to the Class A Certificates, Class APO Certificates and Subordinate Certificates (subject to the performance triggers described in the prospectus supplement).  However, if the credit enhancement provided by the Subordinate Certificates has doubled (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in November 2007, the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments (net of Deferred Interest) or (ii) on or after the Distribution Date in November 2007, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments (net of Deferred Interest).

In the event the current senior percentage (aggregate principal balance of the Class A and Class APO Certificates, divided by the aggregate principal balance of the Certificates) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Certificates as of the Cut-off Date), the Class A and Class APO Certificates will receive all unscheduled prepayments (net of Deferred Interest) for the Mortgage Loans, regardless of any prepayment percentages.

Allocation of Realized Losses:

Any realized losses on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; second, to the Class A and Class APO Certificates, pro rata according to the class principal balance thereof, until the respective class principal balance has been reduced to zero. In addition, losses that would otherwise be allocated to the Class A-2a Certificates will instead be allocated to the Class A-2b Certificates until the Class A-2b Certificate principal balance is equal to zero.

Net Mortgage Rate:	The “Net Mortgage Rate” with respect to each Mortgage Loan is equal to the mortgage rate less the servicing fee rate and the master servicing fee rate.

RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Net WAC Cap:

The “Net WAC Cap” for the Class A and Subordinate Certificates is equal to the weighted average of the Net Mortgage Rates of the Mortgage Loans (adjusted for the Class A Certificates on an actual/360 basis).

Carryover Shortfall Amount:

If on any Distribution Date, the one month LIBOR plus the related margin for the Class A Certificates is greater than or equal to the Net WAC Cap, then such Class will be entitled to the payment of an amount equal to the sum of (i) the excess of (a) interest accrued at the Certificate Interest Rate for such Class (without giving effect to the related Net WAC Cap) over (b) the amount of interest accrued on such Class based on the related Net WAC Cap and (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the Certificate Interest Rate for such Class without giving effect to the related Net WAC Cap) (together, the “Carryover Shortfall Amount”).  The Carryover Shortfall Amount for the Class A Certificates will be paid first, from payments made pursuant to the Yield Maintenance Agreement, and, second, to the extent of interest otherwise distributable to the Class X Certificates (after the reduction due to Net Deferred Interest allocable to the Class APO Certificates), in each case on a pro rata basis.

Adjusted Cap Rate:

The “Adjusted Cap Rate” for any Distribution Date and any class of LIBOR Certificates is a rate, expressed as a fraction, the numerator of which is equal to the product of (i) the amount of interest distributions accrued on the Mortgage Loans on the basis of the weighted average Net Mortgage Rate, less Net Deferred Interest and (ii) 12 and the denominator of which is the aggregate principal balance of the Mortgage Loans prior to such distribution date. The Adjusted Cap Rate for any Distribution Date and the Class X Certificates shall equal the certificate interest rate for the Class X Certificates, computed for this purpose by substituting for clause (i) in the calculation thereof in note (4) to the table on page 2 of this termsheet with the Adjusted Cap Rate as defined with respect to the LIBOR Certificates.

Deferred Interest:

The Mortgage Loans may experience negative amortization when the interest accrued on a Mortgage Loan exceeds the monthly payment due on such Mortgage Loan.  Such excess is deferred and added to the unpaid principal balance of such Mortgage Loan (“Deferred Interest”).

Net Deferred Interest:

The “Net Deferred Interest” is the greater of (a) the excess of Deferred Interest over unscheduled principal payments and (b) zero. The amount of current interest on the Certificates will be reduced by the Net Deferred Interest, if any, to the extent of the amount of current accrued interest distributable on such Certificate(s) and such reduction in current interest distributable to such Certificate(s) will be added to the principal balance of the related Certificate(s) as described below.

For any Distribution Date, Net Deferred Interest will be allocated among the Certificates in an amount equal to the excess, if any, for each such class of (i) the current interest accrued at the applicable Certificate Interest Rate for such class, over (ii) the amount of current interest that would have accrued had the Certificate Interest Rate for such class equaled the related Adjusted Cap Rate for such class and Distribution Date.

RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Yield Maintenance Agreement:

On the Closing Date, the Trustee will enter into a “Yield Maintenance Agreement”, or “YMA”, with a counterparty (the “Counterparty”) for the benefit of each of the Class A Certificates. The notional balance of the Yield Maintenance Agreements and the strike rates are in the tables below.  The notional balance of the YMA for the Class A Certificates is subject to a maximum equal to the aggregate principal balance of the Class A Certificates. The Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the specified strike rate. Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds 10.50%. The Yield Maintenance Agreement will terminate after the Distribution Date in November 2015. Any payments received from the Yield Maintenance Agreement will be used to pay Carryover Shortfall Amounts on the Class A Certificates.

RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Yield Maintenance Agreement Schedule and Strike Rates For Class A Certificates
Period	Notional Bal ($)	Cap Strike (%)	Period	Notional Bal ($)	Cap Strike (%)	Period	Notional Bal ($)	Cap Strike (%)	Period	Notional Bal ($)	Cap Strike (%)
1	1,382,649,000	N/A	36	611,114,117	9.22884	71	290,130,183	9.53647	106	122,237,585	9.22884
2	1,345,997,207	9.53647	37	598,406,613	9.53646	72	283,852,901	9.22884	107	119,204,472	9.53646
3	1,316,976,757	9.22885	38	585,972,564	9.22884	73	277,715,038	9.53647	108	116,245,352	9.22883
4	1,288,568,027	9.22885	39	573,805,923	9.22884	74	271,713,437	9.22885	109	113,358,437	9.53646
5	1,260,757,705	10.21765	40	561,900,778	9.86531	75	265,060,615	9.22885	110	110,541,986	9.22883
6	1,233,532,778	9.22885	41	550,251,350	9.22883	76	258,564,923	10.21765	111	107,794,296	9.22883
7	1,206,880,522	9.53647	42	538,851,992	9.53646	77	252,226,484	9.22884	112	105,113,707	10.21764
8	1,180,788,498	9.22884	43	527,697,183	9.22883	78	246,041,518	9.53647	113	102,498,597	9.22883
9	1,155,240,402	9.53647	44	516,779,616	9.53646	79	239,999,737	9.22884	114	99,947,385	9.53646
10	1,130,226,539	9.22884	45	506,095,030	9.22883	80	234,104,402	9.53647	115	97,458,527	9.22883
11	1,105,326,687	9.22884	46	495,449,597	9.22883	81	228,351,994	9.22884	116	95,030,516	9.53646
12	1,080,956,383	9.53647	47	485,035,406	9.53646	82	222,739,074	9.22884	117	92,661,881	9.22883
13	1,057,104,021	9.22884	48	474,847,305	9.22883	83	217,262,288	9.53647	118	90,351,186	9.22883
14	1,033,758,258	9.53647	49	464,880,259	9.53646	84	211,918,363	9.22884	119	88,097,031	9.53646
15	1,010,908,002	9.22884	50	455,129,349	9.22883	85	206,704,102	9.53647	120	85,898,048	9.22883
16	988,542,413	9.22884	51	445,589,765	9.22883	86	201,616,385	9.22884	121	83,752,902	9.53646
17	966,650,892	10.21765	52	436,256,809	10.21763	87	196,652,169	9.22884	122	81,660,291	9.22883
18	945,223,078	9.22884	53	427,125,886	9.22883	88	191,808,480	9.86531	123	79,618,944	9.22883
19	924,248,841	9.53647	54	418,192,507	9.53646	89	187,082,419	9.22884	124	77,627,619	10.21763
20	903,718,278	9.22884	55	409,452,287	9.22883	90	182,471,153	9.53647	125	75,685,107	9.22883
21	883,618,370	9.53647	56	400,899,394	9.53646	91	177,971,919	9.22884	126	73,790,224	9.53646
22	863,941,422	9.22884	57	392,530,455	9.22883	92	173,582,020	9.53647	127	71,941,819	9.22883
23	844,348,754	9.22884	58	384,189,258	9.22883	93	169,298,823	9.22884	128	70,138,764	9.53645
24	825,175,508	9.53647	59	376,030,733	9.53646	94	165,119,758	9.22884	129	68,379,961	9.22883
25	806,412,446	9.22884	60	368,050,786	9.22883	95	161,042,316	9.53647	130	66,664,338	9.22883
26	788,050,537	9.53647	61	360,179,073	9.53646	96	157,064,049	9.22884	131	64,990,849	9.53645
27	770,080,953	9.22884	62	352,480,633	9.22883	97	153,182,568	9.53647	132	63,358,472	9.22882
28	752,495,066	9.22884	63	344,950,579	9.22883	98	149,395,540	9.22884
29	735,284,440	10.21764	64	337,585,827	10.21764	99	145,700,689	9.22884
30	718,440,829	9.22884	65	330,382,966	9.22883	100	142,095,793	10.21764
31	701,956,175	9.53647	66	323,338,356	9.53646	101	138,578,683	9.22884
32	685,822,597	9.22884	67	316,448,441	9.22884	102	135,147,242	9.53646
33	670,029,701	9.53647	68	309,708,593	9.53647	103	131,799,404	9.22884
34	654,571,387	9.22884	69	303,116,014	9.22884	104	128,533,153	9.53646
35	639,174,692	9.22884	70	296,550,118	9.22884	105	125,346,521	9.22884

RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Certificates Priority of Distributions:	Available funds from the Mortgage Loans will be distributed in the following order of priority:

1)  Senior Certificates, accrued and unpaid interest, at the related Certificate Interest Rate, from the Mortgage Loans, provided, however, that any interest otherwise distributable with respect to the Class X Certificate will be reduced to the extent needed to pay any Carryover Shortfall Amount below (after giving effect to any Net Deferred Interest amount allocated to Class APO Certificates);

2) Class R Certificates, until its balance is reduced to zero;

3) To the Class A Certificates, concurrently, paid pro-rata:

(a) To the Class A-1 Certificates, principal until its certificate principal balance is reduced to zero;

(b) To the Class A-2a and Class A-2b Certificates, concurrently, paid pro-rata, principal until their respective certificate principal balances are reduced to zero;

(c) To the Class A-3 and Class A-4 Certificates, sequentially, principal, until their respective certificate principal balances are reduced to zero;

4) To the Class APO Certificates, until the certificate principal balance has been reduced to zero;

5)  Class A Certificates, to pay the Carryover Shortfall Amount, (after giving effect to payments received under the YMA), if any, to the extent of interest distributable to the Class X Certificates, pro rata;

6) Class B-1 Certificates, accrued and unpaid interest at the Class B-1 Certificate Interest Rate;

7) Class B-1 Certificates, principal allocable to such Class;

8) Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate Interest Rate;

9) Class B-2 Certificates, principal allocable to such Class;

10) Class B-3 Certificates, accrued and unpaid interest at the Class B-3 Certificate Interest Rate;

11) Class B-3 Certificates, principal allocable to such Class;

12)  Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal allocable to such Classes;

13) Class R Certificate, any remaining amount.

* The interest payable to a Class of Certificates on any Distribution Date will be reduced by the amount of any Net Deferred Interest allocated to such Class of Certificates on such Distribution Date.

RBS Greenwich Capital

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only.  These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates.  These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities.  They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.  Additional information, including cash flow models, if available, may be obtained from your Greenwich Capital Markets, Inc. Sales Representative.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein.  As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials.  Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.  Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication.  Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks.  Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.  GCM is acting as an underwriter in connection with the proposed transaction.

WAL Tables (%)

Class A-1 to Optional Call Date
Par Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR

WAL	6.03	4.97	2.99	2.45	1.73
MDUR	5.32	4.47	2.79	2.30	1.65
First Prin Pay	1	1	1	1	1
Last Prin Pay	224	189	117	97	69

Class A-1 to Maturity Date
Par Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR

WAL	6.21	5.15	3.13	2.56	1.81
MDUR	5.44	4.59	2.90	2.39	1.72
First Prin Pay	1	1	1	1	1
Last Prin Pay	477	477	477	477	477

Class A-2a to Optional Call Date
Par Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR

WAL	6.03	4.97	2.99	2.45	1.73
MDUR	5.33	4.47	2.79	2.31	1.65
First Prin Pay	1	1	1	1	1
Last Prin Pay	224	189	117	97	69

Class A-2a to Maturity Date
Par Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR

WAL	6.21	5.15	3.13	2.56	1.81
MDUR	5.44	4.59	2.90	2.39	1.72
First Prin Pay	1	1	1	1	1
Last Prin Pay	477	477	477	477	477

RBS Greenwich Capital

WAL Tables (%)

Class A-2b to Optional Call Date
Par Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR

WAL	6.03	4.97	2.99	2.45	1.73
MDUR	5.31	4.45	2.79	2.30	1.65
First Prin Pay	1	1	1	1	1
Last Prin Pay	224	189	117	97	69

Class A-2b to Maturity Date
Par Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR

WAL	6.21	5.15	3.13	2.56	1.81
MDUR	5.42	4.58	2.89	2.39	1.72
First Prin Pay	1	1	1	1	1
Last Prin Pay	477	477	477	477	477

Class A-3 to Optional Call Date
Par Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR

WAL	3.10	2.52	1.50	1.23	0.88
MDUR	2.93	2.40	1.45	1.19	0.86
First Prin Pay	1	1	1	1	1
Last Prin Pay	91	74	44	36	25

Class A-3 to Maturity Date
Par Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR

WAL	3.10	2.52	1.50	1.23	0.88
MDUR	2.93	2.40	1.45	1.19	0.86
First Prin Pay	1	1	1	1	1
Last Prin Pay	91	74	44	36	25

RBS Greenwich Capital

WAL Tables (%)

Class A-4 to Optional Call Date
Par Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR

WAL	12.74	10.57	6.41	5.23	3.67
MDUR	10.72	9.13	5.83	4.83	3.46
First Prin Pay	91	74	44	36	25
Last Prin Pay	224	189	117	97	69

Class A-4 to Maturity Date
Par Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR

WAL	13.34	11.18	6.86	5.60	3.93
MDUR	11.09	9.52	6.17	5.11	3.67
First Prin Pay	91	74	44	36	25
Last Prin Pay	477	477	477	477	477

Class B-1 to Optional Call Date
Par Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR

WAL	10.22	8.51	5.40	4.67	3.61
MDUR	8.74	7.44	4.94	4.32	3.39
First Prin Pay	1	1	1	1	1
Last Prin Pay	224	189	117	97	69

Class B-1 to Maturity Date
Par Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR

WAL	10.62	8.91	5.72	4.97	3.89
MDUR	8.98	7.70	5.18	4.55	3.62
First Prin Pay	1	1	1	1	1
Last Prin Pay	477	477	477	477	477

RBS Greenwich Capital

WAL Tables (%)

Class B-2 to Optional Call Date
Par Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR

WAL	10.22	8.51	5.40	4.67	3.61
MDUR	8.50	7.27	4.86	4.26	3.35
First Prin Pay	1	1	1	1	1
Last Prin Pay	224	189	117	97	69

Class B-2 to Maturity Date
Par Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR

WAL	10.62	8.91	5.72	4.97	3.89
MDUR	8.72	7.51	5.09	4.48	3.58
First Prin Pay	1	1	1	1	1
Last Prin Pay	477	477	477	477	477

Class B-3 to Optional Call Date
95-30	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR

WAL	10.22	8.51	5.40	4.67	3.61
MDUR	8.34	7.14	4.78	4.20	3.30
First Prin Pay	1	1	1	1	1
Last Prin Pay	224	189	117	97	69

Class B-3 to Maturity Date
95-30	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR

WAL	10.62	8.91	5.72	4.97	3.89
MDUR	8.54	7.35	4.99	4.40	3.51
First Prin Pay	1	1	1	1	1
Last Prin Pay	477	477	477	477	477

RBS Greenwich Capital

Effective Net WAC Cap(1)(2)

The Effective Net WAC Cap for the Class A Certificates will be equal to approximately [10.50]% for every Distribution Date after the first Distribution Date until the first possible Optional Call Date.

(1)        Assumes MTA and One-Month LIBOR increase instantaneously to 20.00% beginning on the second Distribution Date and the cashflows are run to the first possible Optional Call Date at the pricing prepayment speed.

(2)        Assumes proceeds from the related Yield Maintenance Agreement are included.

RBS Greenwich Capital

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

WaMu Mortgage Pass-Through Certificates
Series 2004-AR12
Mortgage Loans
Preliminary Collateral Information As of October 1, 2004

TOTAL CURRENT BALANCE:	1,467,002,445
TOTAL ORIGINAL BALANCE:	1,474,624,597

NUMBER OF LOANS:	2,866

			Minimum		Maximum
AVG CURRENT BALANCE:	$511,864.08		$52,166.54		$1,497,956.63
AVG ORIGINAL AMOUNT:	$514,523.59		$333,750.00		$1,500,000.00

WAVG GROSS COUPON:	4.085%		3.522%		5.032%
WAVG GROSS MARGIN:	2.563%		2.000%		3.510%
WAVG MAX INT RATE:	9.961%		9.950%		13.700%
WAVG PERIODIC RATE CAP:	0.000%		0.000%		0.000%
WAVG FIRST RATE CAP:	0.000%		0.000%		0.000%

WAVG ORIGINAL LTV:	70.16%		10.64%		90.00%

WAVG FICO SCORE:	724		620		813

WAVG ORIGINAL TERM:	366	months	360	months	480	months
WAVG REMAINING TERM:	363	months	355	months	477	months
WAVG SEASONING:	3	months	3	months	5	months

WAVG NEXT RATE RESET:	1	months	1	months	1	months
WAVG RATE ADJ FREQ:	1	months	1	months	1	months
WAVG FIRST RATE ADJ FREQ:	1	months	1	months	3	months

WAVG PREPAY TERM:	17	months	0	months	36	months

TOP STATE CONC ($):	67.69 % California, 3.71 % Florida, 3.34 % New York
MAXIMUM ZIP CODE CONC ($):	0.75% 94062

FIRST PAY DATE:			Jun 01, 2004	Aug 01, 2004
RATE CHG DATE:			Nov 01, 2004	Nov 01, 2004
MATURE DATE:			May 01, 2034		Jul 01, 2044

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT BALANCE:	Mortgage Loans	the Cut-off Date	the Cut-off Date
52,167 - 100,000	3	200,742.99	0.01
200,001 - 300,000	3	767,953.17	0.05
300,001 - 400,000	853	312,825,557.64	21.32
400,001 - 500,000	837	376,502,544.15	25.66
500,001 - 600,000	566	311,550,772.82	21.24
600,001 - 700,000	346	225,032,529.66	15.34
700,001 - 800,000	126	93,108,763.63	6.35
800,001 - 900,000	36	30,867,898.59	2.10
900,001 - 1,000,000	28	27,177,484.33	1.85
1,000,001 - 1,100,000	11	11,628,478.82	0.79
1,100,001 - 1,200,000	10	11,646,015.80	0.79
1,200,001 - 1,300,000	15	19,040,804.65	1.30
1,300,001 - 1,400,000	7	9,589,072.65	0.65
1,400,001 - 1,497,957	25	37,063,826.49	2.53
Total	2,866	1,467,002,445.39	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS COUPON:	Mortgage Loans	the Cut-off Date	the Cut-off Date
3.522 - 3.750	123	60,921,767.16	4.15
3.751 - 4.000	1,000	501,307,603.97	34.17
4.001 - 4.250	1,359	715,584,322.04	48.78
4.251 - 4.500	346	172,852,483.50	11.78
4.501 - 4.750	26	11,829,703.66	0.81
4.751 - 5.000	9	3,280,083.71	0.22
5.001 - 5.032	3	1,226,481.35	0.08
Total	2,866	1,467,002,445.39	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS MARGIN:	Mortgage Loans	the Cut-off Date	the Cut-off Date
2.000 - 2.000	31	15,824,156.98	1.08
2.001 - 2.250	101	49,572,523.19	3.38
2.251 - 2.500	1,122	568,636,455.84	38.76
2.501 - 2.750	1,254	658,216,521.20	44.87
2.751 - 3.000	324	160,222,908.56	10.92
3.001 - 3.250	22	10,023,314.56	0.68
3.251 - 3.500	11	4,156,128.49	0.28
3.501 - 3.510	1	350,436.57	0.02
Total	2,866	1,467,002,445.39	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MAX INT RATE:	Mortgage Loans	the Cut-off Date	the Cut-off Date
9.950 - 10.000	2,764	1,409,660,330.40	96.09
10.001 - 10.250	60	41,603,914.76	2.84
10.251 - 10.500	32	11,948,404.15	0.81
10.501 - 10.750	8	2,913,751.30	0.20
13.501 - 13.700	2	876,044.78	0.06
Total	2,866	1,467,002,445.39	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PERIODIC RATE CAP:	Mortgage Loans	the Cut-off Date	the Cut-off Date
0.000	2,866	1,467,002,445.39	100.00
Total	2,866	1,467,002,445.39	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FIRST RATE CAP:	Mortgage Loans	the Cut-off Date	the Cut-off Date
0.000	2,866	1,467,002,445.39	100.00
Total	2,866	1,467,002,445.39	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
NEG AM LIMIT:	Mortgage Loans	the Cut-off Date	the Cut-off Date
110	95	49,009,226.53	3.34
125	2,771	1,417,993,218.86	96.66
Total	2,866	1,467,002,445.39	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL TERM:	Mortgage Loans	the Cut-off Date	the Cut-off Date
360	2,726	1,394,090,429.13	95.03
480	140	72,912,016.26	4.97
Total	2,866	1,467,002,445.39	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
REMAINING TERM:	Mortgage Loans	the Cut-off Date	the Cut-off Date
355 - 360	2,726	1,394,090,429.13	95.03
> 360	140	72,912,016.26	4.97
Total	2,866	1,467,002,445.39	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
SEASONING:	Mortgage Loans	the Cut-off Date	the Cut-off Date
3 - 5	2,866	1,467,002,445.39	100.00
Total	2,866	1,467,002,445.39	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
NEXT RATE RESET:	Mortgage Loans	the Cut-off Date	the Cut-off Date
<= 1	2,866	1,467,002,445.39	100.00
Total	2,866	1,467,002,445.39	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
RATE ADJ FREQ:	Mortgage Loans	the Cut-off Date	the Cut-off Date
1	2,866	1,467,002,445.39	100.00
Total	2,866	1,467,002,445.39	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FIRST RATE ADJ FREQ:	Mortgage Loans	the Cut-off Date	the Cut-off Date
1	2,837	1,452,641,869.69	99.02
2	6	2,570,000.32	0.18
3	23	11,790,575.38	0.80
Total	2,866	1,467,002,445.39	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
RATE CHANGE DATE:	Mortgage Loans	the Cut-off Date	the Cut-off Date
11/01/04	2,866	1,467,002,445.39	100.00
Total	2,866	1,467,002,445.39	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL LTV:	Mortgage Loans	the Cut-off Date	the Cut-off Date
10.64 - 15.00	1	583,670.95	0.04
15.01 - 20.00	1	997,728.10	0.07
20.01 - 25.00	5	4,307,085.44	0.29
25.01 - 30.00	8	4,100,548.29	0.28
30.01 - 35.00	11	6,686,138.46	0.46
35.01 - 40.00	31	19,701,902.53	1.34
40.01 - 45.00	45	26,436,540.68	1.80
45.01 - 50.00	84	50,392,847.33	3.44
50.01 - 55.00	121	67,701,716.91	4.61
55.01 - 60.00	160	99,921,018.11	6.81
60.01 - 65.00	209	130,678,541.31	8.91
65.01 - 70.00	293	142,656,322.22	9.72
70.01 - 75.00	673	333,553,000.70	22.74
75.01 - 80.00	1,208	572,385,088.98	39.02
80.01 - 85.00	3	1,425,856.86	0.10
85.01 - 90.00	13	5,474,438.52	0.37
Total	2,866	1,467,002,445.39	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FICO SCORE:	Mortgage Loans	the Cut-off Date	the Cut-off Date
620 - 620	5	2,877,994.28	0.20
621 - 640	21	9,235,413.08	0.63
641 - 660	81	39,152,571.82	2.67
661 - 680	183	91,011,104.79	6.20
681 - 700	565	291,899,418.79	19.90
701 - 720	549	276,424,048.02	18.84
721 - 740	488	253,728,212.52	17.30
741 - 760	483	244,611,608.11	16.67
761 - 780	319	171,639,090.98	11.70
781 - 800	149	75,062,971.18	5.12
801 - 813	23	11,360,011.82	0.77
Total	2,866	1,467,002,445.39	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DOCUMENTATION:	Mortgage Loans	the Cut-off Date	the Cut-off Date
Reduced Documentation	1,949	1,015,947,108.65	69.25
Full Documentation	917	451,055,336.74	30.75
Total	2,866	1,467,002,445.39	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY:	Mortgage Loans	the Cut-off Date	the Cut-off Date
Primary	2,658	1,365,760,626.70	93.10
Second Home	171	87,863,441.64	5.99
Investor	37	13,378,377.05	0.91
Total	2,866	1,467,002,445.39	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE:	Mortgage Loans	the Cut-off Date	the Cut-off Date
Single Family	2,518	1,297,495,817.97	88.45
Condominium	300	141,340,345.80	9.63
Two-Four Family	46	27,298,664.67	1.86
Co-op	1	439,000.36	0.03
Townhouse	1	428,616.59	0.03
Total	2,866	1,467,002,445.39	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE:	Mortgage Loans	the Cut-off Date	the Cut-off Date
Purchase	1,324	659,930,779.14	44.98
Cash Out Refinance	1,211	636,563,927.54	43.39
Rate/Term Refinance	331	170,507,738.71	11.62
Total	2,866	1,467,002,445.39	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATES:	Mortgage Loans	the Cut-off Date	the Cut-off Date
Arizona	31	16,693,076.95	1.14
California	1,920	992,983,390.01	67.69
Colorado	54	28,533,006.01	1.94
Connecticut	36	19,294,954.84	1.32
Delaware	6	2,856,369.93	0.19
District of Columbia	12	6,874,174.38	0.47
Florida	106	54,356,020.20	3.71
Georgia	11	5,600,491.64	0.38
Idaho	1	391,089.85	0.03
Illinois	61	28,571,382.80	1.95
Indiana	3	1,747,672.17	0.12
Maryland	64	32,193,972.82	2.19
Massachusetts	80	39,887,972.90	2.72
Michigan	29	14,418,383.01	0.98
Minnesota	16	7,392,374.65	0.50
Missouri	1	574,715.33	0.04
Montana	2	1,096,050.13	0.07
Nevada	26	13,732,922.17	0.94
New Hampshire	4	1,897,303.13	0.13
New Jersey	78	40,856,012.11	2.78
New Mexico	1	478,829.67	0.03
New York	95	49,009,226.53	3.34
North Carolina	7	3,217,665.22	0.22
Ohio	6	2,916,435.59	0.20
Oregon	18	8,058,355.18	0.55
Pennsylvania	15	6,106,983.15	0.42
Rhode Island	3	1,317,178.65	0.09
South Carolina	11	6,167,000.96	0.42
Texas	17	8,287,283.18	0.56
Utah	6	2,740,044.65	0.19
Virginia	66	31,115,814.90	2.12
Washington	76	36,053,268.88	2.46
Wisconsin	4	1,583,023.80	0.11
Total	2,866	1,467,002,445.39	100.00